CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated October 14, 1999 included in the Company's Form 10-KSB for the year ended July 31, 1999 and to all references to our Firm included in this registration statement, File No. 333-87951, on Form S-3.


                                          /s/ ARTHUR ANDERSEN LLP
                                          -----------------------
                                          ARTHUR ANDERSEN LLP

New York, New York
November 24, 1999